SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Rising Dividends Fund seeks long-term capital appreciation. Preservation of capital is also an important consideration. The Fund invests in the equity securities of companies that have paid consistently rising dividends over the past 10 years.
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to bring you Franklin Rising Dividends Fund's semiannual report for the period ended March 31, 2001.

ECONOMIC OVERVIEW

U.S. economic growth slowed considerably during the six months under review compared to the robust economic activity during the Fund's previous fiscal year. Fourth quarter 2000 real gross domestic product (GDP) growth was a weak 1.0% and first quarter 2001 is estimated at about the same rate. High short-term interest rates, rising energy prices and lower stock prices--particularly in certain technology sectors--continued to exert downward pressure on the domestic economy. Concerned that recession was more of a threat than higher inflation, the Federal Reserve Board (Fed) backed off its tightening bias in December 2000. The Fed proceeded to cut the federal funds target rate three times for a total of 150 basis points (1.5%) between January and March, bringing it to 5.0%. As a result, Treasury yields fell substantially from


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.


CONTENTS

Shareholder Letter .........................................................   1
Performance Summary ........................................................   6
Financial Highlights & Statement of Investments ............................   8
Financial Statements .......................................................  13
Notes to Financial Statements ..............................................  16


[PYRAMID GRAPHIC]
the beginning of the period to its end. Policy makers and market participants expect additional Fed interest rate cuts as they try to determine the likely duration and depth of the slowdown.

During the first half of the Fund's fiscal year, stocks of most "new economy" companies--those involved in technology, telecommunications and biotechnology--continued to decline as evidenced by a 49.7% drop in the technology-heavy Nasdaq Composite Index over the six-month period. Investors appeared to conclude that the past calendar year's high growth rates for many "new economy" companies had reached their peak. On the other hand, the Dow Jones(R) Industrial Average only fell 6.6% during the reporting period, and with evidence of an economic slowdown, investors began to anticipate long-discounted "old economy" companies' eventual recovery.(1)

Within this environment, Franklin Rising Dividends Fund - Class A delivered +13.27% cumulative total return for the six months ended March 31, 2001, as shown in the Performance Summary beginning on page 6.

PORTFOLIO NOTES

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings ratios. We seek fundamentally sound companies that meet our standards


1. Source: Standard and Poor's Micropal. The unmanaged Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes over 4,000 companies. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

We added four new stocks to our portfolio during the reporting period: AFLAC, Carlisle Companies, Russ Berrie and ABM Industries. AFLAC, a leading supplemental health insurance underwriter in the U.S. and Japan, has increased its dividend for 19 consecutive years. Over the past 10 years, its operating earnings per share (EPS) grew at a 20% average annual rate. Carlisle, a diversified industrial company with 24 years of dividend increases, delivered consistently strong earnings growth from the 1990-91 recession until the cyclical slowdown in late 2000. Although earnings are likely to be weak in the near term, we anticipate solid growth to resume after the economic cycle improves. Russ Berrie, a giftware designer and distributor, also generated double-digit operating EPS growth in recent years and has a large cash and marketable securities position in its debt-free balance sheet. ABM, the largest domestic facilities services contractor, has increased its dividends for an exceptional 35 years. For each of the past seven years, ABM reported double-digit EPS growth.

Important positive contributors to the Fund's return during the six-months ended March 31, 2001, were Alberto-Culver, Washington Mutual and Family Dollar Stores. Alberto-Culver, with its successful Sally Beauty Supply distribution business, continued to report solid earnings growth during the period. Our position in Washington Mutual also performed well as investors anticipated the Fed's current easing cycle. Due to the lag in adjustable-rate mortgage repricing, Washington Mutual's earnings could improve significantly as funding costs fall faster than the company's portfolio yield. Operating results for Family Dollar Stores, a leading convenience discounter, held up admirably

TOP 10 EQUITY HOLDINGS
3/31/01

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------
Family Dollar Stores Inc.                                                   6.3%
Retail Trade

West Pharmaceutical Services Inc.                                           4.2%
Health Technology

Alberto-Culver Co., A                                                       4.0%
Consumer Non-Durables

National Commerce Bancorp.                                                  4.0%
Finance

Washington Mutual Inc.                                                      4.0%
Finance

Teleflex Inc.                                                               3.8%
Producer Manufacturing

Reynolds & Reynolds Co., A                                                  3.8%
Technology Services

Pall Corp.                                                                  3.5%
Health Technology

Leggett & Platt Inc.                                                        3.1%
Consumer Durables

Diebold Inc.                                                                3.1%
Electronic Technology

despite the weak economy. Its emphasis on basic goods at attractive prices enabled the company to outperform many other retailers.

One disappointing stock during the period was Dover, a diversified manufacturer of specialized industrial products and manufacturing equipment. A significant portion of Dover's sales are to high-technology product manufacturers, whose recent orders declined significantly. Although the company's operating results will likely be lower this year, it has a history of sustained long-term growth.

Notable year-over-year dividend increases during the six-month period came from Leggett & Platt (+20%), State Street (+19%), Washington Mutual (+18%), U.S. Bancorp (+15%) and TrustCo Bank (+15%).

As the table on page 3 shows, our 10 largest positions as of March 31, 2001, comprised 39.8% of the Fund's total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to the Fund's screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 22 years in a row and by 291% in the last 10 years. Their most recent dividend increases averaged 10.5%, for a yield of 2.1% on March 31, 2001, and a dividend payout ratio of 33%. Long-term debt averaged 21% of capitalization, and the average price/earnings ratio was 15.8 on calendar 2001 estimates versus 21.4 for that of the unmanaged Standard & Poor's 500(R) (S&P 500(R)) Composite Index on the same date.(2) It is our opinion that these

2. Source: Standard and Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, publicly traded U.S. companies.

companies are representative of the portfolio's fundamentally high quality. We also believe that, over the long term, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

Sincerely,

/s/ William J. Lippman

William J. Lippman
President

/s/ Donald G. Taylor

Donald G. Taylor
Senior Portfolio Manager
Franklin Rising Dividends Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of March 31, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 3/31/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE           3/31/01         9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$2.55           $22.57          $20.02
DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                         $0.1014

CLASS B                                 CHANGE           3/31/01         9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$2.54           $22.50          $19.96
DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                         $0.0453

CLASS C                                 CHANGE           3/31/01         9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                   +$2.55            $22.47         $19.92
DISTRIBUTIONS (10/1/00 - 3/31/01)
Dividend Income                         $0.0338

PERFORMANCE

CLASS A                            6-MONTH     1-YEAR      5-YEAR       10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)         +13.27%     +14.71%     +78.18%     +179.88%
Average Annual Total Return(2)      +6.77%      +8.12%     +10.93%      +10.18%
Value of $10,000 Investment(3)     $10,677     $10,812     $16,796      $26,376

                                                                       INCEPTION
CLASS B                                       6-MONTH      1-YEAR      (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                    +12.97%      +14.01%      +4.81%
Average Annual Total Return(2)                 +8.97%      +10.01%      +0.86%
Value of $10,000 Investment(3)                $10,897      $11,001      $10,194

                                                                       INCEPTION
CLASS C                            6-MONTH     1-YEAR      5-YEAR      (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)         +12.98%     +14.04%     +73.63%     +113.74%
Average Annual Total Return(2)     +10.87%     +11.91%     +11.44%      +13.49%
Value of $10,000 Investment(3)     $11,087     $11,191     $17,188      $21,155

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Financial Highlights

                                                                                      CLASS A
                                                    -----------------------------------------------------------------------------
                                                    SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                     MARCH 31, 2001   -----------------------------------------------------------
                                                      (UNAUDITED)        2000        1999        1998         1997        1996
                                                    -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............    $   20.02       $   21.28   $   21.53   $   26.93    $   20.03   $   17.31
                                                    -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ........................          .09             .16         .15         .13          .16         .28
 Net realized and unrealized gains (losses) ......         2.56             .40        1.76       (2.22)        8.23        2.78
                                                    -----------------------------------------------------------------------------
Total from investment operations .................         2.65             .56        1.91       (2.09)        8.39        3.06
                                                    -----------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................         (.10)           (.15)       (.17)       (.11)        (.18)       (.34)
 Net realized gains ..............................           --           (1.67)      (1.99)      (3.20)       (1.31)         --
                                                    -----------------------------------------------------------------------------
Total distributions ..............................         (.10)          (1.82)      (2.16)      (3.31)       (1.49)       (.34)
                                                    -----------------------------------------------------------------------------
Net asset value, end of period ...................    $   22.57       $   20.02   $   21.28   $   21.53    $   26.93   $   20.03
                                                    =============================================================================
Total return(b) ..................................        13.27%           2.95%       8.29%      (9.05)%      44.10%      17.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................    $ 285,271       $ 261,571   $ 363,918   $ 407,336    $ 394,873   $ 277,746
Ratios to average net assets:
 Expenses ........................................         1.51%(c)        1.58%       1.43%       1.39%        1.41%       1.40%
 Net investment income ...........................          .81%(c)         .81%        .66%        .51%         .71%       1.49%
Portfolio turnover rate ..........................        13.52%          11.91%      14.04%      23.99%       39.47%      31.55%



(a) Based on average shares outstanding effective year ended September 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Financial Highlights (continued)

                                                                         CLASS B
                                                  ------------------------------------------------------
                                                                                  YEAR ENDED
                                                  SIX MONTHS ENDED               SEPTEMBER 30,
                                                   MARCH 31, 2001        -------------------------------
                                                    (UNAUDITED)            2000              1999(d)
                                                  ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $19.96               $21.23            $23.54
                                                  ------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................        .03                  .06               .04
 Net realized and unrealized gains (losses) ....       2.55                  .39             (2.24)
                                                  ------------------------------------------------------
Total from investment operations ...............       2.58                  .45             (2.20)
                                                  ------------------------------------------------------
Less distributions from:
 Net investment income .........................       (.04)                (.05)             (.11)
 Net realized gains ............................         --                (1.67)               --
                                                  ------------------------------------------------------
Total distributions ............................       (.04)               (1.72)             (.11)
                                                  ------------------------------------------------------
Net asset value, end of period .................     $22.50               $19.96            $21.23
                                                  ======================================================
Total return(b) ................................      12.97%                2.38%            (9.38)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $2,790               $1,684            $1,477
Ratios to average net assets:
 Expenses ......................................       2.06%(c)             2.13%             1.98%(c)
 Net investment income .........................        .29%(c)              .27%              .24%(c)
Portfolio turnover rate ........................      13.52%               11.91%            14.04%

(a) Based on average shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized

(d) For the period January 1, 1999 (effective date) to September 30, 1999.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Financial Highlights (continued)

                                                                                    CLASS C
                                                 -----------------------------------------------------------------------------
                                                 SIX MONTHS ENDED                    YEAR ENDED SEPTEMBER 30,
                                                  MARCH 31, 2001   -----------------------------------------------------------
                                                   (UNAUDITED)        2000        1999        1998        1997        1996
                                                 -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........  $  19.92         $  21.19    $  21.45    $  26.85     $  19.98    $  17.28
                                                 -----------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ......................       .03              .06         .03          --          .08         .21
 Net realized and unrealized gains (losses) ....      2.55              .39        1.75       (2.20)        8.17        2.74
                                                 -----------------------------------------------------------------------------
Total from investment operations ...............      2.58              .45        1.78       (2.20)        8.25        2.95
                                                 -----------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................      (.03)            (.05)       (.05)         --         (.07)       (.25)
 Net realized gains ............................        --            (1.67)      (1.99)      (3.20)       (1.31)         --
                                                 -----------------------------------------------------------------------------
Total distributions ............................      (.03)           (1.72)      (2.04)      (3.20)       (1.38)       (.25)
                                                 -----------------------------------------------------------------------------
Net asset value, end of period .................  $  22.47         $  19.92    $  21.19    $  21.45     $  26.85    $  19.98
                                                 =============================================================================

Total return(b) ................................     12.98%            2.38%       7.69%      (9.48)%      43.37%      17.16%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............  $ 26,212         $ 23,870    $ 40,544    $ 43,790     $ 14,526    $  3,882
Ratios to average net assets:
 Expenses ......................................      2.06%(c)         2.07%       1.98%       1.94%        1.95%       1.95%
 Net investment income (loss) ..................       .27%(c)          .30%        .11%       (.05)%        .17%        .94%
Portfolio turnover rate ........................     13.52%           11.91%      14.04%      23.99%       39.47%      31.55%

(a) Based on average shares outstanding effective year ended September 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Annualized


                       See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED)

                                                                                           SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 98.1%
    APPAREL/FOOTWEAR .6%
    Superior Uniform Group Inc. ......................................................    230,200         $  2,011,948
    COMMERCIAL SERVICES 1.9%
    ABM Industries Inc. ..............................................................    113,000            3,531,250
    Wallace Computer Services Inc. ...................................................    150,000            2,437,500
                                                                                                          ------------
                                                                                                             5,968,750
                                                                                                          ------------
    CONSUMER DURABLES 6.8%
    Carlisle Companies Inc. ..........................................................    186,000            6,067,320
    Leggett & Platt Inc. .............................................................    508,100            9,770,763
    Newell Rubbermaid Inc. ...........................................................    107,600            2,851,400
    Russ Berrie & Co. Inc. ...........................................................    104,100            2,625,402
                                                                                                          ------------
                                                                                                            21,314,885
                                                                                                          ------------
    CONSUMER NON-DURABLES 9.3%
    Alberto-Culver Co., A ............................................................    379,400           12,637,814
    Lancaster Colony Corp. ...........................................................    182,800            5,312,625
    Philip Morris Cos. Inc. ..........................................................     81,500            3,867,175
    Universal Corp. ..................................................................    185,600            7,318,208
                                                                                                          ------------
                                                                                                            29,135,822
                                                                                                          ------------
    ELECTRONIC TECHNOLOGY 6.1%
    Cohu Inc. ........................................................................    614,600            9,564,713
    Diebold Inc. .....................................................................    351,300            9,646,698
                                                                                                          ------------
                                                                                                            19,211,411
                                                                                                          ------------
    ENERGY MINERALS 1.6%
    Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) ...............................     89,700            4,972,968
                                                                                                          ------------
    FINANCE 23.0%
    AFLAC Inc. .......................................................................     65,600            1,806,622
    American International Group Inc. ................................................     49,877            4,015,099
    Fannie Mae .......................................................................     57,800            4,600,880
    Mercantile Bankshares Corp. ......................................................    204,950            7,583,150
    Mercury General Corp. ............................................................     87,800            2,853,500
    National Commerce Bancorp. .......................................................    508,300           12,612,194
    RLI Corp. ........................................................................    154,962            6,328,648
    State Street Corp. ...............................................................     42,100            3,932,140
    TrustCo Bank Corp. ...............................................................    407,062            5,240,923
    U.S. Bancorp .....................................................................    295,903            6,864,950
    Washington Mutual Inc. ...........................................................    227,600           12,461,100
    Wilmington Trust Corp. ...........................................................     69,700            4,117,876
                                                                                                          ------------
                                                                                                            72,417,082
                                                                                                          ------------
    HEALTH TECHNOLOGY 8.7%
    Becton, Dickinson & Co. ..........................................................     90,700            3,203,524
    Pall Corp. .......................................................................    499,300           10,944,656
    West Pharmaceutical Services Inc. ................................................    567,800           13,258,130
                                                                                                          ------------
                                                                                                            27,406,310
                                                                                                          ------------

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND
STATEMENT OF INVESTMENTS, MARCH 31, 2001 (UNAUDITED) (CONT.)

                                                                                          SHARES              VALUE
-----------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    NON-ENERGY MINERALS 1.8%
    Nucor Corp. ......................................................................    139,100         $  5,573,737
                                                                                                          ------------
    PROCESS INDUSTRIES 8.0%
    Bemis Co. Inc. ...................................................................    265,300            8,778,777
    Brady Corp., A ...................................................................    130,500            4,397,850
    Donaldson Co. Inc. ...............................................................     75,600            2,017,764
    Myers Industries Inc. ............................................................    500,577            6,757,790
    Sherwin-Williams Co. .............................................................    124,100            3,162,068
                                                                                                          ------------
                                                                                                            25,114,249
                                                                                                          ------------
    PRODUCER MANUFACTURING 17.0%
    Baldor Electric Co. ..............................................................    325,766            6,857,374
    CIRCOR International Inc. ........................................................    220,300            3,260,440
    Dover Corp. ......................................................................    258,400            9,261,056
    General Electric Co. .............................................................     15,800              661,388
    Graco Inc. .......................................................................    265,450            7,432,600
    Kaydon Corp. .....................................................................    297,600            8,029,248
    Kimball International Inc., B ....................................................     50,100              673,219
    Superior Industries International Inc. ...........................................    150,500            5,202,785
    Teleflex Inc. ....................................................................    292,400           11,973,780
                                                                                                          ------------
                                                                                                            53,351,890
                                                                                                          ------------
    RETAIL TRADE 9.5%
    Family Dollar Stores Inc. ........................................................    772,900           19,863,530
    The Limited Inc. .................................................................    496,410            7,803,565
    Schultz Sav-O Stores Inc. ........................................................    184,900            2,265,025
                                                                                                          ------------
                                                                                                            29,932,120
                                                                                                          ------------
    TECHNOLOGY SERVICES 3.8%
    Reynolds & Reynolds Co., A .......................................................    618,900           11,913,825
                                                                                                          ------------
    TOTAL COMMON STOCKS (COST $238,389,444) ..........................................                     308,324,997
                                                                                                          ------------
(a) SHORT TERM INVESTMENTS 1.3%
    Franklin Institutional Fiduciary Trust Money Market Portfolio (COST $4,168,020) ..  4,168,020            4,168,020
                                                                                                          ------------
    TOTAL INVESTMENTS (COST $242,557,464) 99.4% ......................................                     312,493,017
    OTHER ASSETS, LESS LIABILITIES .6% ...............................................                       1,779,154
                                                                                                          ------------
    NET ASSETS 100.0% ................................................................                    $314,272,171
                                                                                                          ============

(a) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.


See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)

Assets:
 Investments in securities:
  Cost .........................................................................................       $242,557,464
                                                                                                       ============
  Value ........................................................................................        312,493,017
 Receivables:
  Investment securities sold ...................................................................          1,907,612
  Capital shares sold ..........................................................................            366,466
  Dividends ....................................................................................            500,389
                                                                                                       ------------
      Total assets .............................................................................        315,267,484
                                                                                                       ------------
Liabilities:
 Payables:
  Capital shares redeemed ......................................................................            293,060
  Affiliates ...................................................................................            496,011
  Shareholders .................................................................................             37,526
  Unaffiliated transfer agent fees .............................................................             90,401
 Other liabilities .............................................................................             78,315
                                                                                                       ------------
      Total liabilities ........................................................................            995,313
                                                                                                       ------------
       Net assets, at value.....................................................................       $314,272,171
                                                                                                       ============
Net assets consist of:
 Undistributed net investment income ...........................................................       $    348,317
 Net unrealized appreciation ...................................................................         69,935,553
 Accumulated net realized gain .................................................................         10,451,119
 Capital shares ................................................................................        233,537,182
                                                                                                       ------------
       Net assets, at value ....................................................................       $314,272,171
                                                                                                       ------------
CLASS A:
 Net asset value per share(a) ($285,270,754 / 12,637,506 shares outstanding) ...................       $      22.57
                                                                                                       ============
 Maximum offering price per share ($22.57 / 94.25%) ............................................       $      23.95
                                                                                                       ============
CLASS B:
 Net asset value and maximum offering price per share(a) ($2,789,664 / 123,961 shares outstanding)     $      22.50
                                                                                                       ============
CLASS C:
 Net asset value per share(a) ($26,211,753 / 1,166,626 shares outstanding) .....................       $      22.47
                                                                                                       ============
 Maximum offering price per share ($22.47 / 99.00%) ............................................       $      22.70
                                                                                                       ============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)

Investment income:
 Dividends .........................................       $ 3,534,350
                                                           -----------
Expenses:
 Management fees (Note 3) ..........................         1,118,120
 Distribution fees (Note 3)
  Class A ..........................................           612,537
  Class B ..........................................            10,368
  Class C ..........................................           122,742
 Transfer agent fees (Note 3) ......................           367,767
 Accounting fees (Note 3) ..........................            19,862
 Custodian fees ....................................             1,027
 Reports to shareholders ...........................            52,529
 Registration and filing fees ......................            22,515
 Professional fees .................................            26,334
 Trustees' fees and expenses .......................             8,068
 Other .............................................             4,915
                                                           -----------
      Total expenses ...............................         2,366,784
                                                           -----------
       Net investment income .......................         1,167,566
                                                           -----------
Realized and unrealized gains:
 Net realized gain from investments ................        12,445,313
 Net unrealized appreciation on investments ........        23,258,516
                                                           -----------
Net realized and unrealized gain ...................        35,703,829
                                                           -----------
Net increase in net assets resulting from operations       $36,871,395
                                                           ===========

See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
AND THE YEAR ENDED SEPTEMBER 30, 2000


                                                                    SIX MONTHS              YEAR
                                                                      ENDED                ENDED
                                                                  MARCH 31, 2001      SEPTEMBER 30, 2000
                                                                  --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................       $   1,167,566        $   2,517,103

  Net realized gain (loss) from investments ...............          12,445,313             (706,049)
  Net unrealized appreciation on investments ..............          23,258,516            3,602,886
                                                                  --------------------------------------
      Net increase in net assets resulting from operations           36,871,395            5,413,940
 Distributions to shareholders from:
  Net investment income:
   Class A ................................................          (1,286,500)          (2,286,347)
   Class B ................................................              (3,801)              (4,239)
   Class C ................................................             (38,446)             (74,219)
  Net realized gains:
   Class A ................................................                  --          (27,626,225)
   Class B ................................................                  --             (125,676)
   Class C ................................................                  --           (2,881,817)
                                                                  --------------------------------------
 Total distributions to shareholders ......................          (1,328,747)         (32,998,523)
 Capital share transactions: (Note 2)
   Class A ................................................          (8,764,432)         (77,576,033)
   Class B ................................................             900,797              299,574
   Class C ................................................            (531,687)         (13,952,588)
                                                                  --------------------------------------
 Total capital share transactions .........................          (8,395,322)         (91,229,047)
      Net increase (decrease) in net assets ...............          27,147,326         (118,813,630)
Net assets:
 Beginning of period ......................................         287,124,845          405,938,475
                                                                  --------------------------------------
 End of period ............................................       $ 314,272,171        $ 287,124,845
                                                                  ======================================
Undistributed net investment income included in net assets:
 End of period ............................................       $     348,317        $     509,498
                                                                  ======================================

See notes to financial statements.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Managed Trust (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund, the Franklin Rising Dividends Fund (the Fund). The Fund seeks to provide growth and income.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers three classes of shares: Class A, Class B and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At March 31, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                          SIX MONTHS ENDED                      YEAR ENDED
                                                           MARCH 31, 2001                  SEPTEMBER 30, 2000
                                                    ----------------------------------------------------------------
                                                       SHARES           AMOUNT          SHARES            AMOUNT
                                                    ----------------------------------------------------------------
CLASS A SHARES:
 Shares sold ..................................      1,375,590      $ 30,556,706       3,156,540      $  62,357,789
 Shares issued in reinvestment of distributions         51,081         1,092,592       1,321,454         25,622,053
 Shares redeemed ..............................     (1,856,580)      (40,413,730)     (8,509,483)      (165,555,875)
                                                    ----------------------------------------------------------------
 Net decrease .................................       (429,909)     $ (8,764,432)     (4,031,489)     $ (77,576,033)
                                                    ================================================================
CLASS B SHARES:
 Shares sold ..................................         49,330      $  1,109,437          39,937      $     784,493
 Shares issued in reinvestment of distributions            165             3,477           6,198            119,917
 Shares redeemed ..............................         (9,894)         (212,117)        (31,319)          (604,836)
                                                    ----------------------------------------------------------------
 Net increase .................................         39,601      $    900,797          14,816      $     299,574
                                                    ================================================================
CLASS C SHARES:
 Shares sold ..................................        181,392      $  3,998,712         245,683      $   4,822,593
 Shares issued in reinvestment of distributions          1,620            33,989         136,866          2,641,358
 Shares redeemed ..............................       (214,835)       (4,564,388)     (1,097,777)       (21,416,539)
                                                    ----------------------------------------------------------------
 Net decrease .................................        (31,823)     $   (531,687)       (715,228)     $ (13,952,588)
                                                    ================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisory Services, LLC (Advisory Services), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

        ANNUALIZED
         FEE RATE    AVERAGE DAILY NET ASSETS
        --------------------------------------------------------------
           .750%     First $500 million
           .625%     Over $500 million, up to and including $1 billion
           .500%     In excess of $1 billion

Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

FRANKLIN MANAGED TRUST
FRANKLIN RISING DIVIDENDS FUND

Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Fund also pays accounting fees to Advisory Services.

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .50%, 1.00% and 1.00% per year of its average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund's shares, and received contingent deferred sales charges for the period of $36,308 and $2,852, respectively.

The Fund paid transfer agent fees of $367,767 of which $260,785 was paid to Investor Services.

4. INCOME TAXES

At September 30, 2000, the Fund had tax basis capital losses of $290,324, which may be carried over to offset future capital gains. Such losses expire in 2008.

At March 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $244,236,999 was as follows:

         Unrealized appreciation                  $ 86,541,495
         Unrealized depreciation                   (18,285,477)
                                                  ------------
         Net unrealized appreciation              $ 68,256,018
                                                  ============

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2001, aggregated $39,802,701 and $46,718,649, respectively.

                      This page intentionally left blank.

                      This page intentionally left blank.